PROSPECTUS SUPPLEMENT                       Filed Pursuant to Rule 424(b)(3) of
                                            the Rules and Regulations Under the
(To Prospectus dated June 7, 1999           Securities Act of 1933
and to the Prospectus Supplements
dated July 22, 1999, August 11,
1999, September 3, 1999, October            Registration Statement No. 333-63563
5, 1999, November 12, 1999,
December 28, 1999, February 24,
2000, March 3, 2000, March 30,
2000, April 20, 2000 May 12, 2000,
 May 19, 2000, August 4, 2000,
August 16, 2000, September 15,
2000, November 13, 2000, November
16, 2000, December 26, 2000,
January 22, 2001, February 1,
2001, March 1, 2001, April 9,
2001, May 17, 2001 and August 16,
2001)


                               INSILCO HOLDING CO.

                                  COMMON STOCK
                        WARRANTS TO PURCHASE COMMON STOCK
                           PAY-IN-KIND PREFERRED STOCK

                        ---------------------------------


RECENT DEVELOPMENTS
-------------------

         Attached hereto and incorporated by reference herein are the Current Report on Form 8-K of Insilco Holding Co. dated September 24, 2001, filed with the Securities and Exchange Commission ("SEC") on September 28, 2001, and Form 8-K Amendments No. 1 and 2, dated September 24, 2001, filed with the SEC on October 2, 2001 and October 4, 2001, respectively.


                        ---------------------------------


         This Prospectus Supplement, together with the Prospectus, is to be used by Credit Suisse First Boston Corporation in connection with offers and sale of the above-referenced securities in market-making transactions at negotiated prices related to prevailing market prices at the time of the sale. Credit Suisse First Boston Corporation may act as principal or agent in such transactions.




October 5, 2001

================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 24, 2001



                               INSILCO HOLDING CO.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Delaware                   0-24813                     06-1158291
         --------                   -------                     ----------
(STATE OR OTHER JURISDICTION OF   (COMMISSION                  (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NO.)             IDENTIFICATION NUMBER)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




================================================================================

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On September 24, 2001, Insilco Holding Co. (the "Company") dismissed its current independent auditors, KPMG LLP ("KPMG") and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent auditors for the fiscal year ending December 31, 2001. The decision to dismiss KPMG and to engage PricewaterhouseCoopers was approved by the unanimous vote of the Company's Board of Directors.

The reports of KPMG on the consolidated financial statements of the Company for its fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim periods through June 30, 2001, (i) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement") and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event").

The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through June 30, 2001, consulted with PricewaterhouseCoopers regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a Disagreement with KPMG or a Reportable Event.

The Company has furnished KPMG with a copy of this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              NONE

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      INSILCO HOLDING CO.
                                      ------------------------------------------
                                      Registrant



Date:    September 28, 2001           By: /s/ MICHAEL R. ELIA
                                          --------------------------------------
                                          Michael R. Elia
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 24, 2001



                               INSILCO HOLDING CO.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           Delaware                  0-24813                   06-1158291
           --------                  -------                   ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NO.)             IDENTIFICATION NUMBER)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




================================================================================

The undersigned registrant hereby amends Item 4 and Item 7 of its Current Report on Form 8-K filed with the Commission on September 28, 2001, as follows:


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On September 24, 2001, Insilco Holding Co. (the "Company") dismissed its current independent auditors, KPMG LLP ("KPMG") and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent auditors for the fiscal year ending December 31, 2001. The decision to dismiss KPMG and to engage PricewaterhouseCoopers was approved by the unanimous vote of the Company's Board of Directors.

The reports of KPMG on the consolidated financial statements of the Company for its fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim periods through September 24, 2001, (i) there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement") and
(ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (a "Reportable Event").

The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through September 24, 2001, consulted with PricewaterhouseCoopers regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a Disagreement with KPMG or a Reportable Event.

The Company has furnished KPMG with a copy of this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG's letter to the Commission, dated October 2, 2001, is filed as Exhibit 16.1 to this current report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               EXHIBIT NO.                         DESCRIPTION

                 16.1                Letter dated October 2, 2001 of KPMG LLP

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      INSILCO HOLDING CO.
                                      ----------------------------------------
                                      Registrant


Date: October 2, 2001                 By: /s/ MICHAEL R. ELIA
                                          --------------------------------------
                                          Michael R. Elia
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------








        EXHIBIT NO.                     DESCRIPTION
        -----------                     -----------


           16.1           Letter dated October 2, 2001 of KPMG LLP

                                                                    EXHIBIT 16.1
                                                                    ------------





October 2, 2001


Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:

We were previously principal accountants for Insilco Holding Co. and, under the date of February 2, 2001, we reported on the consolidated financial statements of Insilco Holding Co. and subsidiaries as of and for the years ended December 31, 2000 and 1999. On September 24, 2001 our appointment as principal accountants was terminated. We have read the Company's statements included under
Item 4 of its Form 8-K dated October 2, 2001, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statement that the decision to dismiss KPMG and to engage PricewaterhouseCoopers LLP was approved by the unanimous vote of the Company's board of directors. We also are not aware of the existence of a condition required to be reported under
Item 304(a)(1)(v) of Regulation S-K. Therefore, we take no position with respect to the Company's statements contained in paragraphs two and three of Item 4. We also are not in a position to agree or disagree with the Company's statement that PricewaterhouseCoopers LLP was not engaged regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Very truly yours,

/s/ KPMG LLP

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                FORM 8-K/A   No. 2



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                       DATE OF REPORT: SEPTEMBER 24, 2001



                               INSILCO HOLDING CO.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





         Delaware                    0-24813                   06-1158291
         --------                    -------                   ----------
(STATE OR OTHER JURISDICTION OF    (COMMISSION                (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      FILE NO.)             IDENTIFICATION NUMBER)



                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


================================================================================

The undersigned registrant hereby amends Item 4 and Item 7 of its Current Report on Form 8-K/A filed with the Commission on October 2, 2001, as follows:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On September 24, 2001, Insilco Holding Co. (the "Company") dismissed its current independent auditors, KPMG LLP ("KPMG") and appointed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent auditors for the fiscal year ending December 31, 2001. The decision to dismiss KPMG and to engage PricewaterhouseCoopers was approved by the unanimous vote of the Company's Board of Directors.

The reports of KPMG on the consolidated financial statements of the Company for its fiscal years ended December 31, 2000 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim periods through September 24, 2001, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports (a "Disagreement").

The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through September 24, 2001, consulted with PricewaterhouseCoopers regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that PricewaterhouseCoopers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a Disagreement with KPMG.

The Company has furnished KPMG with a copy of this Form 8-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG's letter to the Commission, dated October 4, 2001, is filed as Exhibit 16.1 to this current report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               EXHIBIT NO.                      DESCRIPTION
               -----------                      -----------

                 16.1            Letter dated October 4, 2001 of KPMG LLP

                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     INSILCO HOLDING CO.
                                     -------------------------------------------
                                     Registrant



Date:  October 4, 2001               By:  /s/ MICHAEL R. ELIA
                                          --------------------------------------
                                          Michael R. Elia
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------





        EXHIBIT NO.                   DESCRIPTION
        -----------                   -----------

           16.1            Letter dated October 4, 2001 of KPMG LLP

                                                                    EXHIBIT 16.1
                                                                    ------------




October 4, 2001



Securities and Exchange Commission
Washington, D.C.  20549


Ladies and Gentlemen:

We were previously principal accountants for Insilco Holding Co. and, under the date of February 2, 2001, we reported on the consolidated financial statements of Insilco Holding Co. and subsidiaries as of and for the years ended December 31, 2000 and 1999. On September 24, 2001 our appointment as principal accountants was terminated. We have read the Company's statements included under
Item 4 of its Form 8-K dated October 2, 2001, and we agree with such statements, except that we are not in a position to agree or disagree with the Company's statement that the decision to dismiss KPMG and to engage PricewaterhouseCoopers LLP was approved by the unanimous vote of the Company's board of directors. We also are not in a position to agree or disagree with the Company's statement that PricewaterhouseCoopers LLP was not engaged regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Very truly yours,

/s/ KPMG LLP